Exhibit 99.1




July 27, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by CTI Industries Corporation (the "Company") (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 27, 1999. We agree with the statements concerning our firm, except we are not in a position to agree or disagree with Company's statements that:


         1. Effective July 27, 1999, the Company engaged Grant Thornton LLP as the Registrant's principal account.

         2.       The decision to change accounts was approved on July 23, 1999.






Very truly yours,

/s/PricewaterhouseCoopers, LLP






















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